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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 18, 2003


                              SunTrust Banks, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Georgia                     001-08918                  58-1575035
------------------------     ------------------------      -------------------
(State of incorporation)     (Commission File Number)        (IRS Employer
                                                           Identification No.)


          303 Peachtree Street, N.E.                             30308
              Atlanta, Georgia                                 ---------
-------------------------------------------------              (Zip Code)
 (Address of principal executive offices)


        Registrant's telephone number, including area code: 404-588-7165



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On July 18, 2003, A.W. Dahlberg resigned as a director of SunTrust Banks, Inc. (the "Company"). Mr. Dahlberg served as the Chairman of the Compensation and Governance Committee of the Board of Directors. Mr. Dahlberg is the Chairman of the Board of Mirant Corporation. The Company is a participant in a credit facility provided to Mirant Corporation, which filed for bankruptcy on July 14, 2003. Following the resignation of Mr. Dahlberg, the Company's Board of Directors consists of fourteen members: J. Hyatt Brown, Alston D. Correll, Douglas N. Daft, Patricia C. Frist, David H. Hughes, L. Phillip Humann, M. Douglas Ivester, Summerfield K. Johnston, Jr., G. Gilmer Minor, III, Larry L. Prince, R. Randall Rollins, Frank S. Royal, M.D., James B. Williams and Karen Hastie Williams.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  July 18, 2003                     SUNTRUST BANKS, INC.



                                         By: /s/ Raymond D. Fortin
                                            ----------------------------------
                                            Raymond D. Fortin
                                            Senior Vice President



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